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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2003

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-20800 (Commission File Number)	91-1572822 (I.R.S. Employer Identification No.)
111 North Wall Street, Spokane, Washington 99201 (Address of principal executive offices) (Zip Code)
(509) 458-3711 (Registrant's telephone number, including area code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. Other Events.

        On September 8, 2003, Sterling Financial Corporation issued a press release announcing the realignment of Executive Management at Sterling Savings Bank. Sterling Financial Corporation also issued a press release reiterating that the merger between Sterling Financial Corporation and Klamath First Bancorp, Inc. was still pending. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated by reference herein.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION (Registrant)
September 9, 2003 Date	By:	/s/ WILLIAM R. BASOM William R. Basom Vice President, Treasurer, and Principal Accounting Officer

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INFORMATION TO BE INCLUDED IN THE REPORT
  ITEM 5. Other Events.
SIGNATURE